UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23, 2015

Invesco Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-13908	98-0557567
(Commission File Number)	(I.R.S. Employer Identification No.)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of Principal Executive Offices, Including Zip Code)

(404) 892-0896
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 23, 2015, Invesco Ltd. issued a press release announcing that Sir Nigel Sheinwald had been nominated to stand for election as a director of Invesco Ltd. at its 2015 Annual General Meeting of Shareholders.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

Invesco Ltd. intends to file with the Securities and Exchange Commission (the "SEC") a definitive proxy statement in connection with the election of certain nominees as directors and certain other matters to be considered by the shareholders of Invesco at its 2015 Annual General Meeting of Shareholders. When completed, the definitive proxy statement will be sent or made available to the shareholders of Invesco Ltd. of record on March 16, 2015 and will contain important information about the proposed nominees for election as directors and the other matters to be considered at the 2015 Annual General Meeting of Shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED NOMINEES FOR ELECTION AS DIRECTORS AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS. This press release does not constitute a solicitation of any vote or approval.

Investors will be able to obtain these documents free of charge at the SEC's Web site (www.sec.gov) or at Invesco’s website (http://ir.invesco.com). In addition, documents filed with the SEC by Invesco Ltd. will be available free of charge from Invesco Ltd. by contacting the Corporate Secretary at company.secretary@invesco.com or by writing Invesco Ltd., Attn: Office of the Secretary, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Participants in the Solicitation

The directors, nominees for election as director and executive officers of Invesco Ltd. may be deemed "participants" in the solicitation of proxies from shareholders of Invesco in connection with the matters to be considered at the 2015 annual general meeting of shareholders. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Invesco in connection with such matters will be set forth in the definitive proxy statement to be filed with the SEC. In addition, you can find information about Invesco's executive officers and directors in its definitive proxy statement filed with the SEC on March 31, 2014.

ITEM 9.01. Financial Statements and Exhibits

(d)           Exhibits

99.1         Press Release dated March 23, 2015 of Invesco Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

	By:	/s/ Robert H. Rigsby
Name: Robert H. Rigsby
Title: Managing Director - Corporate Legal
March 23, 2015